UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 20, 2011

Teleflex Incorporated
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-5353	23-1147939
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

155 South Limerick Road, Limerick, Pennsylvania		19468
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	610-948-5100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On October 20, 2011, Teleflex Incorporated (the "Company") entered into a Purchase Agreement (the "Purchase Agreement") with AAR International, Inc., an Illinois corporation (the "Buyer"), and AAR CORP., a Delaware corporation, pursuant to which, subject to the terms and conditions set forth in the Purchase Agreement, the Buyer will acquire (the "Acquisition") the Company’s business units that design, engineer and manufacture on-board baggage and cargo-handling systems for widebody, narrowbody and regional aircraft and air cargo containers and pallets (collectively, the "Business"). The purchase price for the Business is $280 million (along with the assumption by the Buyer of certain liabilities related to the Business), subject to possible upward or downward adjustment following closing based on certain provisions in the Purchase Agreement relating to the working capital and indebtedness of the Business measured as of the open of business on the closing date.

The Company has made customary representations, warranties and covenants in the Purchase Agreement with respect to the Business. The closing of the Acquisition is subject to the receipt of certain customer consents and other customary closing conditions. The parties expect the Acquisition to close by the end of 2011.

The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 2.1 to this Current Report and is incorporated herein by reference.

A copy of the press release announcing the entry into the Purchase Agreement is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

2.1 Purchase Agreement, dated October 20, 2011, by and among Teleflex Incorporated, AAR International, Inc., an Illinois corporation, and AAR CORP., a Delaware corporation.

99.1 Press release, dated October 21, 2011.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Teleflex Incorporated

October 25, 2011	By:	Laurence G. Miller

Name: Laurence G. Miller
Title: Executive Vice President, Chief Administrative Officer, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

2.1	Purchase Agreement, dated October 20, 2011, by and among Teleflex Incorporated, AAR International, Inc., an Illinois corporation, and AAR CORP., a Delaware corporation.
99.1	Press release, dated October 21, 2011.